Customer Agreement

1. Parties to the Agreement:

Party A: Guizhou Baite Pharmaceutical Co., Ltd.
Party B: Guizhou Yibai Pharmaceutical Co., Ltd.

In a bid to better develop markets, expand sales, and set up a cooperation relationship featuring equality and mutual benefit, through amicable talks, the two parties have reached a regional agency sales agreement as follows, pursuant to the Contract Law of the People’s Republic of China:

2. Contract provisions:

1) Product and policy of agency:

Product Name	Specification	Package	Tax-inclusive Agency Price	Target of Annual Sales	Remarks
Ampicillin	24 capsules/pack	200 packs/carton	2.5 yuan/pack	20,000 cartons

2) Forms of agency:

Party B distributes the said product within the authorization of Party A.

3) Sales target:

Party B shall accomplish an annual sales of: Renminbi ten million yuan (RMB 10,000,000 yuan)

4) Method of settlement: settlement in cash upon delivery

5) The annual sales volume shall be no less than 20,000 cartons

6) Punishment: upon the expiry of the agreement, if Party B fails to meet the annual sales and payment collection targets, Party A will terminate this agreement.

7) Invoice and tax issues: Party A shall provide tax receipts at the agency price to Party B, the date of issuance shall be the day 1-25 per month.

8) Freight: Party B shall bear the cost of transportation for delivery.

9) Principles of product replacement and return

Where quality problems are found with products provided by Party A, Party A shall provide product replacement and return service unconditionally. And Party B shall be responsible for the costs and losses arising from product replacement and return caused by other situations.

10) Product inspection: in case of spot inspection carried out by provincial or municipal government, the cost of inspection shall be born by Party B, and the samples shall be provided by Party B.

11) Obligations of the two parties

i. Party A:

a) Party A shall guarantee the quality and quantity supplied of the product, otherwise the economic losses of Party B caused thereupon shall be repaid in full amount of losses by Party A.

b) Party A shall provide other materials than those for promotion purposes (to be designed, modified by and printed at the cost of Party B) to Party B.

ii. Party B:

a) Party B shall not use the name of Party A to carry out other business activities or matters irrelevant to the promotion and sale of the product, and Party B has the obligation to maintain the company image and business secrets of Party A.

b) Party B shall sign a product delivery contract before the delivery, which Party A shall take as the basis in processing deliveries. Party B shall provide a delivery plan for the next month to Party A on the tenth day of each month, otherwise any impact caused thereupon shall be born by Party B.

12) Validity term of contract:

This contract is valid for one year, i.e. from September 5, 2005 to September 5, 2006.

3. Responsibilities of contract breach: the party in breach of the contract shall bear the economic and legal liabilities caused by the breach.

4. Contract termination: this contract shall be terminated automatically upon the expiry. In case of contract renewal, Party B enjoys the preemptive right under the same condition. Under the condition that Party B has fulfilled the sales target, Party B has the right to renew the contract for the next year with Party A directly.

5. This agreement comes into effect once signed and is made out in duplicate, with each of the two copies bearing the same legal effect.

6. The two parties shall hold talks to solve unstated matters.

7. Place of contract signing: Guiyang City

Party A (seal): Special Seal for Contract of Guizhou Baite Pharmaceutical Co., Ltd.
Address:
Bank:
A/C No.:
Tel:
Representative: Zhang Xu
September 5, 2005

Party B: Special Seal for Contract of Guizhou Yibai Pharmaceutical Co., Ltd.
Address:
Bank:
A/C No.:
Tel:
Representative: Lang Hongping
September 5, 2006

Customer Agreement

8. Parties to the Agreement:

Party A: Guizhou Baite Pharmaceutical Co., Ltd.
Party B: Guizhou Yibai Pharmaceutical Co., Ltd.

In a bid to better develop markets, expand sales, and set up a cooperation relationship featuring equality and mutual benefit, through amicable talks, the two parties have reached a regional agency sales agreement as follows, pursuant to the Contract Law of the People’s Republic of China:

9. Contract provisions:

1) Product and policy of agency:

Product Name	Specification	Package	Tax-inclusive Agency Price	Target of Annual Sales	Remarks
Cold and cough syrup	100ml	60 bottles/carton	4.0 yuan/bottle	6 Million bottles

2) Forms of agency:

Party B distributes the said product within the authorization of Party A.

3) Sales target:

Party B shall accomplish an annual sales of: Renminbi 24 million yuan (RMB 240,000,000 yuan)

4) Method of settlement: settlement in batch

5) The annual sales volume shall be no less than 20,000 cartons

6) Punishment: upon the expiry of the agreement, if Party B fails to meet the annual sales and payment collection targets, Party A will terminate this agreement.

7) Invoice and tax issues: Party A shall provide tax receipts at the agency price to Party B, the date of issuance shall be the day 1-25 per month.

8) Freight: Party B shall bear the cost of transportation for delivery.

9) Principles of product replacement and return

Where quality problems are found with products provided by Party A, Party A shall provide product replacement and return service unconditionally. And Party B shall be responsible for the costs and losses arising from product replacement and return caused by other situations.

10) Product inspection: in case of spot inspection carried out by provincial or municipal government, the cost of inspection shall be born by Party B, and the samples shall be provided by Party B.

11) Obligations of the two parties

i. Party A:

a) Party A shall guarantee the quality and quantity supplied of the product, otherwise the economic losses of Party B caused thereupon shall be repaid in full amount of losses by Party A.

b) Party A shall provide other materials than those for promotion purposes (to be designed, modified by and printed at the cost of Party B) to Party B.

ii. Party B:

a) Party B shall not use the name of Party A to carry out other business activities or matters irrelevant to the promotion and sale of the product, and Party B has the obligation to maintain the company image and business secrets of Party A.

b) Party B shall sign a product delivery contract before the delivery, which Party A shall take as the basis in processing deliveries. Party B shall provide a delivery plan for the next month to Party A on the tenth day of each month, otherwise any impact caused thereupon shall be born by Party B.

12) Validity term of contract:

This contract is valid for one year, i.e. from September 5, 2005 to September 5, 2006.

10. Responsibilities of contract breach: the party in breach of the contract shall bear the economic and legal liabilities caused by the breach.

11. Contract termination: this contract shall be terminated automatically upon the expiry. In case of contract renewal, Party B enjoys the preemptive right under the same condition. Under the condition that Party B has fulfilled the sales target, Party B has the right to renew the contract for the next year with Party A directly.

12. This agreement comes into effect once signed and is made out in duplicate, with each of the two copies bearing the same legal effect.

13. The two parties shall hold talks to solve unstated matters.

14. Place of contract signing: Guiyang City

Party A (seal): Special Seal for Contract of Guizhou Baite Pharmaceutical Co., Ltd.
Address:
Bank:
A/C No.:
Tel:
Representative: Zhang Xu
September 5, 2005

Party B: Special Seal for Contract of Guizhou Yibai Pharmaceutical Co., Ltd.
Address:
Bank:
A/C No.:
Tel:
Representative: Lang Hongping
September 5, 2006